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                                                                    Exhibit 10.2

                                SECOND AMENDMENT
                             TO FINANCING AGREEMENT

      SECOND AMENDMENT, dated as of August 13, 2004 (this "Amendment"), to the Financing Agreement, dated as of April 23, 2004 (as amended, restated or otherwise modified from time to time, the "Financing Agreement"), by and among aaiPharma Inc., a Delaware corporation (the "Parent"), Applied Analytical Industries Learning Center, Inc., a Delaware corporation ("Applied Analytical"), AAI Technologies, Inc., a Delaware corporation ("AAI Technologies"), AAI Properties, Inc., a North Carolina corporation ("AAI Properties"), AAI Japan, Inc., a Delaware corporation ("AAI Japan"), Kansas City Analytical Services, Inc., a Kansas corporation ("Analytical Services"), AAI Development Services, Inc., a Massachusetts corporation ("AAI Development-MA"), aaiPharma LLC, a Delaware limited liability company ("Pharma LLC") and AAI Development Services, Inc., a Delaware corporation ("AAI Development-DE", and together with the Parent, Applied Analytical, AAI Technologies, AAI Properties, AAI Japan, Analytical Services, AAI Development-MA and Pharma LLC, each a "Borrower" and collectively, the "Borrowers"), the financial institutions from time to time party hereto (each a "Lender" and collectively, the "Lenders"), Silver Point Finance, LLC, a Delaware limited liability company ("Silver Point"), as collateral agent for the Lenders (in such capacity, and any successor in such capacity, the "Collateral Agent"), and Bank of America, N.A. ("Bank of America"), as administrative agent for the Lenders (in such capacity, and any successor in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

      WHEREAS, the Borrowers, the Agents and the Lenders wish to amend certain terms and conditions of the Financing Agreement as hereafter set forth;

      NOW, THEREFORE, the Borrowers, the Agents and the Lenders hereby agree as follows:

      1. Capitalized Terms. All terms which are defined in the Financing Agreement and not otherwise defined herein are used herein as defined therein.

      2. Amendment to Financing Agreement. Schedule 1.01(D) to the Financing Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof a new Schedule 1.01(D), which is attached hereto as Annex I.

      3. Conditions. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Second Amendment Effective Date"):

            (a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Article VI of the Financing Agreement and in each other Loan Document are true and correct on and as of the Second Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date); and no Default or Event of Default shall

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have occurred and be continuing on the Second Amendment Effective Date either immediately before or after giving effect to this Amendment in accordance with its terms.

            (b) Delivery of Documents. The Collateral Agent shall have received on or before the Second Amendment Effective Date, counterparts of this Amendment, duly executed by the Borrowers, the Agents and the Lenders.

            (c) Proceedings. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental hereto, shall be reasonably satisfactory to the Collateral Agent and its counsel.

      4. Representations and Warranties. Each Borrower represents and warrants as follows:

            (a) Organization, Good Standing, Etc. Each Borrower (i) is a corporation or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of the state of its organization other than to the extent that the failure to be in good standing in such state could not reasonably be expected to have a Material Adverse Effect and (ii) has all requisite power and authority to execute, deliver and perform this Amendment, and to perform the Financing Agreement, as amended hereby.

            (b) Authorization, Etc. The execution, delivery and performance by each Borrower of this Amendment and the performance by each Borrower of the Financing Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under any such Borrower's organizational documents or any applicable law or any material term of any Material Contract, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien upon or with respect to any of such Borrower's property.

            (c) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with (i) the due execution, delivery and performance by each Borrower of this Amendment or (ii) the performance by each Borrower of the Financing Agreement, as amended hereby.

            (d) Enforceability of Loan Documents. Each of this Amendment and the Financing Agreement, as amended hereby, and the other Loan Documents, is a legal, valid and binding obligation of each Borrower party hereto, enforceable against such Borrower in accordance with the terms thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

            (e) Representations and Warranties; No Default. The representations and warranties contained herein, in Article VI of the Financing Agreement and in each other Loan Document are true and correct on and as of the Second Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date); and no Default or Event of Default shall have

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occurred and be continuing on the Second Amendment Effective Date either immediately before or after giving effect to this Amendment in accordance with its terms.

      5. Continued Effectiveness of the Financing Agreement.

            (a) Ratifications. Except as otherwise expressly provided herein,
(i) the Financing Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Second Amendment Effective Date (A) all references in the Financing Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment and (B) all references in the other Loan Documents to the "Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, (ii) to the extent that the Financing Agreement or any other Loan Document purports to pledge to the Collateral Agent, or to grant to the Collateral Agent a security interest in or lien on, any collateral as security for the Obligations, such pledge or grant of a security interest or lien is hereby ratified and confirmed in all respects, and (iii) the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Agents or the Lenders under the Financing Agreement or any other Loan Document, nor constitute an amendment of any provision of the Financing Agreement or any other Loan Document.

            (b) No Waivers. Except as otherwise expressly provided herein, this Amendment is not a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Financing Agreement or any other Loan Document and the Agents and the Lenders expressly reserve all of their rights and remedies under the Financing Agreement and the other Loan Documents, under applicable law or otherwise.

            (c) Amendment as Loan Document. Each Borrower confirms and agrees that this Amendment shall constitute a Loan Document under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if any representation or warranty made or deemed made by any Borrower under or in connection with this Amendment shall have been incorrect in any material respect when made or deemed made or if any Borrower fails to perform or comply with any covenant or agreement contained herein.

      6. Release. Each Borrower hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against any Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) each Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrowers and their Affiliates under the Financing Agreement and the other Loan Documents. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Borrowers agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents' and the Lenders' rights, interests, security and/or remedies under the Financing Agreement and the other Loan Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Borrower (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing)

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(collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and the L/C Issuer and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Second Amendment Effective Date arising out of, connected with or related in any way to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Borrower, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral.

      7. Miscellaneous.

            (a) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

            (b) Headings. Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            (c) Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

            (d) Expenses. The Borrowers will pay on demand all reasonable fees, costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and all documents incidental hereto, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Collateral Agent.

                [Remainder of this page intentionally left blank]

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                           BORROWERS:

                           AAIPHARMA INC.

                           By: /s/ Gregory S. Bentley
                               -------------------------------------------------
                               Name: Gregory S. Bentley
                               Title: Executive V.P. and General Counsel

                           APPLIED ANALYTICAL INDUSTRIES LEARNING CENTER, INC.

                           By: /s/ Gregory S. Bentley
                               -------------------------------------------------
                               Name: Gregory S. Bentley
                               Title: Vice President

                           AAI TECHNOLOGIES, INC.

                           By: /s/ Gregory S. Bentley
                               -------------------------------------------------
                               Name: Gregory S. Bentley
                               Title: Vice President

                           AAI PROPERTIES, INC.

                           By: /s/ Gregory S. Bentley
                               -------------------------------------------------
                               Name: Gregory S. Bentley
                               Title: Vice President

                           AAI JAPAN, INC.

                           By: /s/ Gregory S. Bentley
                               -------------------------------------------------
                               Name: Gregory S. Bentley
                               Title: Vice President

                           KANSAS CITY ANALYTICAL SERVICES, INC.

                           By: /s/ Gregory S. Bentley
                               -------------------------------------------------
                               Name: Gregory S. Bentley
                               Title: Vice President

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                           AAI DEVELOPMENT SERVICES, INC.

                           By: /s/ Gregory S. Bentley
                               -------------------------------------------------
                               Name: Gregory S. Bentley
                               Title: Vice President

                           AAIPHARMA LLC

                           By: /s/ Gregory S. Bentley
                               -------------------------------------------------
                               Name: Gregory S. Bentley
                               Title: Vice President

                           AAI DEVELOPMENT SERVICES, INC.

                           By: /s/ Gregory S. Bentley
                               -------------------------------------------------
                               Name: Gregory S. Bentley
                               Title: Vice President

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                           COLLATERAL AGENT:

                           SILVER POINT FINANCE, LLC,
                           as Collateral Agent

                           By: /s/ Jeffrey A. Gelfand
                               -------------------------------------------------
                               Name: Jeffrey A. Gelfand
                               Title: Chief Financial Officer

                           ADMINISTRATIVE AGENT:

                           BANK OF AMERICA, N.A.,
                           as Administrative Agent

                           By: /s/ Annie Cuenco
                               -------------------------------------------------
                               Name: Annie Cuenco
                               Title: Assistant Vice President

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                           LENDERS:

                           BANK OF AMERICA, N.A.,
                           as L/C Issuer

                           By: /s/ Adonis A. Hembrick
                               -------------------------------------------------
                               Name: Adonis A. Hembrick
                               Title: Vice President

                           BANK OF AMERICA, N.A.,
                           as a Lender

                           By: /s/ Adonis A. Hembrick
                               -------------------------------------------------
                               Name: Adonis A. Hembrick
                               Title: Vice President

                           SEA PINES FUNDING LLC,
                           as a Lender

                           By: /s/ Diana M. Hines
                               -------------------------------------------------
                               Name: Diana M. Hines
                               Title: Assitant Vice President

                           TRS THEBE LLC,
                           as a Lender

                           By: /s/ Alice L. Wagner
                               -------------------------------------------------
                               Name: Alice L. Wagner
                               Title: Vice President

                           SIL LOAN FUNDING LLC,
                           as a Lender

                           By: /s/ Jason Trala
                               -------------------------------------------------
                               Name: Jason Trala
                               Title: Attorney-in-Fact

                           SPCP GROUP LLC,
                           as a Lender

                           By: /s/ Jeffrey A. Gelfand
                               -------------------------------------------------
                               Name: Jeffrey A. Gelfand
                               Title: Chief Financial Officer

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                           GOLDMAN SACHS CREDIT PARTNERS L.P.,
                           as a Lender

                           By: /s/ [Authorized Officer]
                               -------------------------------------------------
                               Name: [Authorized Officer]
                               Title: Vice President

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